Exhibit 99.1

Gran Tierra Energy Inc. Announces Expiration and Final Results for the Previously Announced Exchange Offer of Certain Existing Notes for New Notes and the Solicitation of Consents to Proposed Amendments to the Existing Indenture

CALGARY, Alberta, Mar. 2, 2026 (GLOBE NEWSWIRE) -- Gran Tierra Energy Inc. (“Gran Tierra” or the “Company”) (NYSE American:GTE)(TSX:GTE)(LSE:GTE) today announced the expiration and final results of its previously announced offer to Eligible Holders (as defined herein) to exchange (such offer, the “Exchange Offer”) any and all of the Company’s outstanding 9.500% Senior Secured Amortizing Notes due 2029 (CUSIP: 38500T AC5 / U37016 AC3; ISIN: US38500TAC53 / USU37016AC37) (the “Existing Notes”) for newly issued 9.750% Senior Secured Amortizing Notes due 2031 (the “New Notes”), pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement, dated January 29, 2026 in respect of the Exchange Offer and the Solicitation of Consents (as amended and supplemented by the Supplement to the Exchange Offer Memorandum, dated February 5, 2026, and as further amended or supplemented prior to the date hereof, the “Exchange Offer Memorandum”). Any capitalized terms used in this press release without definition have the respective meanings assigned to such terms in the Exchange Offer Memorandum.

Existing Notes	CUSIP / ISIN Numbers	Principal Amount Outstanding		Principal Amount Tendered After the Early Participation Deadline(1)		Total Principal Amount Tendered in the Exchange Offer(2)		Percentage of Principal Amount Outstanding
9.500% Senior Secured Amortizing Notes due 2029	Rule 144A: 38500T AC5 / US38500TAC53 Reg. S: U37016 AC3 / USU37016AC37	US$	716,340,000	US$	11,717,000	US$	648,457,000	90.52%

(1)	The Company accepted for exchange all US$11,717,000 aggregate principal amount of Existing Notes validly tendered after the Early Participation Deadline (as defined herein) and on or before the Expiration Deadline (as defined herein).
(2)	The Company accepted for exchange US$616,984,000 aggregate principal amount of Existing Notes validly tendered and not validly withdrawn on or before the Early Participation Deadline, out of the US$636,740,000 aggregate principal amount of Existing Notes validly tendered and not validly withdrawn on or before the Early Participation Deadline.

As of 5:00 p.m., New York City time, on February 27, 2026 (the “Expiration Deadline”), US$11,717,000 aggregate principal amount of Existing Notes had been validly tendered for exchange and not validly withdrawn, from 5:00 p.m., New York City time, on February 11, 2026 (the “Early Participation Deadline”), through the Expiration Deadline, resulting in a total of US$648,457,000 aggregate principal amount of Existing Notes outstanding, representing approximately 90.52% of the total aggregate principal amount of Existing Notes outstanding, that had been validly tendered for exchange and not validly withdrawn, as confirmed by D.F. King & Co., Inc., the Information Agent and Exchange Agent for the Exchange Offer and the Solicitation of Consents.

On February 18, 2026 (the “Early Settlement Date”), the Company accepted for exchange a total of US$616,984,000 aggregate principal amount of the Existing Notes validly tendered and not validly withdrawn on or prior to the Early Participation Deadline in the Exchange Offer, representing approximately 86.13% of the total aggregate principal amount of Existing Notes outstanding, and issued US$491,853,000 aggregate principal amount of New Notes. The Company has accepted for exchange all US$11,717,000 aggregate principal amount of Existing Notes validly tendered after the Early Participation Deadline and on or before the Expiration Deadline, resulting in a total acceptance of US$628,701,000 aggregate principal amount of Existing Notes in the Exchange Offer, and expected issuance of a total of US$503,570,000 aggregate principal amount of New Notes. The final settlement of the Exchange Offer and the Solicitation of Consents, and the issuance of the additional US$11,717,000 in aggregate principal amount of New Notes, is expected to occur on March 2, 2026 (the “Settlement Date”), which is the first business day after the Expiration Deadline. The Company did not accept US$19,756,000 aggregate principal amount of Existing Notes validly tendered and not validly withdrawn on or prior to the Early Participation Deadline, because acceptance of those Existing Notes would otherwise have resulted in the issuance of less than the minimum denomination of US$200,000 in principal amount of New Notes to such Eligible Holders. After the completion of the Exchange Offer, US$87,639,000 aggregate principal amount of Existing Notes will remain outstanding, representing approximately 12.23% of the total aggregate principal amount of Existing Notes outstanding at the beginning of the Exchange Offer.

Eligible Holders who validly tendered Existing Notes and delivered Consents, and did not validly revoke such tenders and Consents, after the Early Participation Deadline and on or prior to the Expiration Deadline and whose Existing Notes were accepted for exchange by the Company will receive, on the Settlement Date, for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn), US$1,000 aggregate principal amount of New Notes (the “Exchange Consideration”).

The Company previously amended the Exchange Offer to deduct accrued interest on the New Notes from the Early Settlement Date to, but not including, the Settlement Date. As such, Eligible Holders who validly tendered their Existing Notes after the Early Participation Deadline, but on or prior to the Expiration Deadline, and whose Existing Notes were accepted for exchange, will be paid (i) accrued and unpaid interest on such Existing Notes from, and including, the most recent date on which interest was paid on such Holder’s Existing Notes to, but not including, the Settlement Date, less (ii) accrued and unpaid interest on the New Notes from the Early Settlement Date to, but not including, the Settlement Date (collectively, the “Accrued Interest”), payable on the Settlement Date. Interest will cease to accrue on the Settlement Date for all Existing Notes validly tendered after the Early Participation Deadline, but on or prior to the Expiration Deadline, and accepted for exchange in the Exchange Offer.

The Company will not receive any cash proceeds from the issuance of the New Notes in the Exchange Offer and the Solicitation of Consents. Existing Notes tendered in connection with the Exchange Offer, and accepted for exchange, will be cancelled.

The Exchange Offer was made, and the New Notes were offered and will be issued, only (a) in the United States to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon the exemption from the registration requirements of the Securities Act, and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act and who are non-U.S. qualified offerees and eligible purchasers in other jurisdictions as set forth in the Exchange Offer Memorandum. Holders who have returned a duly completed eligibility letter certifying that they are within one of the categories described in the immediately preceding sentences were authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offer and the Solicitation of Consents (such holders, “Eligible Holders”).

This press release does not constitute an offer to buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The New Notes will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Exchange Offer was made, and the New Notes were offered and will be issued in Canada on a private placement basis to holders of Existing Notes who are “accredited investors” and “permitted clients,” each as defined under applicable Canadian provincial securities laws.

None of the Company, the dealer managers, the trustee, any agent or any affiliate of any of them made any recommendation as to whether Eligible Holders should have tendered or refrained from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Notes in the Exchange Offer or Consent to any of the Proposed Amendments to the Existing Indenture in the Solicitation of Consents. Eligible Holders needed to make their own decision as to whether to tender Existing Notes in the Exchange Offer and participate in the Solicitation of Consents and, if so, the principal amount of Existing Notes to tender.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws. All statements other than statements of historical facts included in this press release, and those statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “would,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “guidance,” “budget,” “plan,” “objective,” “potential,” “seek,” or similar expressions or variations on these expressions are forward-looking statements. The Company can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct or that, even if correct, intervening circumstances will not occur to cause actual results to be different than expected. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause the Company’s actual results to differ materially from the forward-looking statements, including, but not limited to, those factors set out in the Exchange Offer Memorandum under “Risk Factors,” in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Eligible Investors should not rely upon forward-looking statements as predictions of future events. The information included herein is given as of the date of this press release and, except as otherwise required by the securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to, or to withdraw, any forward-looking statement contained in this press release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

ABOUT GRAN TIERRA ENERGY INC.

Gran Tierra Energy Inc., together with its subsidiaries, is an independent international energy company currently focused on oil and natural gas exploration and production in Canada, Colombia and Ecuador. The Company is currently developing its existing portfolio of assets in Canada, Colombia and Ecuador and will continue to pursue additional new growth opportunities that would further strengthen the Company’s portfolio. The Company’s common stock trades on the NYSE American, the Toronto Stock Exchange and the London Stock Exchange under the ticker symbol GTE. Except to the extent expressly stated otherwise, information on the Company’s website or accessible from the Company’s website or any other website is not incorporated by reference into and should not be considered part of this press release. Investor inquiries may be directed to info@grantierra.com or (403) 265-3221.

Gran Tierra’s filings with the SEC are available on the SEC website at http://www.sec.gov. The Company’s Canadian securities regulatory filings are available on the Canadian System for Electronic Data Analysis and Retrieval + (“SEDAR+”) at http://www.sedarplus.ca, and UK regulatory filings are available on the National Storage Mechanism (the “NSM”) website at https://data.fca.org.uk/#/nsm/nationalstoragemechanism. Gran Tierra’s filings on the SEC, SEDAR+ and the NSM websites are not incorporated by reference into this press release.

Contact Information

For investor and media inquiries please contact:

Gary Guidry
President & Chief Executive Officer

Ryan Ellson
Executive Vice President & Chief Financial Officer

+1-403-265-3221

info@grantierra.com

SOURCE Gran Tierra Energy Inc.

5